UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2022
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Certain Member and Independent Directors
On November 4, 2022, the Federal Home Loan Bank of Des Moines (“Bank”) declared certain individuals elected in the Bank’s 2022 election of directors (the “2022 Director Election”) with each term to commence January 1, 2023. The Board is comprised of member directors and independent directors who are elected by the Bank’s members, as discussed under “Item 10 - Directors, Executive Officers, and Corporate Governance” of the Bank’s 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2022 (the “2021 Annual Report”).

After reviewing the results of the 2022 Director Election, the Bank declared the following individuals elected as member directors:

Mr. Jason Meyerhoeffer, President and CEO of First Federal Savings Bank of Twin Falls in Twin Falls, Idaho. Mr. Meyerhoeffer was re-elected to fill the member directorship designated for the State of Idaho for a four year term ending December 31, 2026. Mr. Meyerhoeffer currently serves as chair of the Finance Committee and as a member of the Executive and Governance Committee and Technology Committee.

Mr. Karl Bollingberg, Director of Cornerstone Bank in Fargo, North Dakota. Mr. Bollingberg was re-elected to fill the member directorship designated for the State of North Dakota for a four-year term ending December 31, 2026. Mr. Bollingberg currently serves as vice chair of the Board of Directors and Executive and Governance Committee, and as a member of the Regulatory Committee.

Ms. Kim DeVore, President and CEO of Jonah Bank of Wyoming in Casper, Wyoming. Ms. DeVore was elected to fill the member directorship designated for the State of Wyoming for a four-year term ending December 31, 2026.

With respect to the election of Ms. DeVore, the Bank issued a Current Report on Form 8-K on August 17, 2022 announcing that Ms. DeVore was the only eligible candidate who chose to stand for election in the State of Wyoming and was therefore declared elected pursuant to applicable regulations of the Federal Housing Finance Agency (the “Finance Agency”).

In addition, after reviewing the results of the 2022 Director Election, the Bank declared the following individuals elected as independent directors:

Ms. Wan-Chong Kung, Eden Prairie, Minnesota, was re-elected to fill an independent directorship for a four-year term ending December 31, 2026. Ms. Kung currently serves as a member of the Technology Committee and Finance Committee.

Ms. Elsie Meeks, Interior, South Dakota, was re-elected to fill a public interest independent directorship (PID) for a four-year term ending December 31, 2026. Ms. Meeks serves as chair of the Housing and Community Investment Committee and as a member of the Executive and Governance Committee, Audit Committee and Human Resources and Compensation Committee.

The 2023 Board committees on which the above individuals will be named to serve have not yet been determined as of the date of this filing.

Legal Framework for Director Election

The 2022 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act (the “Bank Act”) and the related Finance Agency regulations. For a description of the Bank’s director election process, see “Item 10 - Directors, Executive Officers, and Corporate Governance” of the Bank’s 2021 Annual Report.

Certain Relationships, Related Transactions, and Director Independence

Pursuant to the Bank Act and Finance Agency regulations, the Bank’s member directors serve as officers or directors of a member of the Bank. The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Bank Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short and long-term investments, enters into derivative transactions, and provides certain cash management and other services — in each case, with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see “Item 13 - Certain Relationships and Related Transactions, and Director Independence” of the Bank’s 2021 Annual Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 1, 2022, the Bank tallied the voting results for the 2022 Director Election. Complete voting results are included in the member announcement attached as Exhibit 99.1 to this Current Report, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 4, 2022, the Bank issued an announcement to its members concerning the information described in this Current Report. The announcement is attached as Exhibit 99.1 to this Current Report. The information set forth under Items 5.02 and 5.07 is also furnished pursuant to this Item 7.01.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1    Member Announcement and Director Election Results, dated November 4, 2022, issued by the Bank

Exhibit Number 104    Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

November 4, 2022	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: Interim General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Member Announcement and Director Election Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)